SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    October 29, 2003
                                                 -------------------------------


                          GS Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)



Delaware                            333-100818                        13-6357101
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(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                      10004
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                   ---------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5.     Other Events

            Incorporation of Certain Documents by Reference

            The consolidated financial statements of Ambac Assurance Corporation ("Ambac") and subsidiaries as of December 31, 2002 and December 31, 2001, and for each of the years in the three-year period ended December 31, 2002 (the "Consolidated Financial Statements"), included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2003 and for the periods ending June 30, 2003 and June 30, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2003 (which was filed with the Securities and Exchange Commission on August 14, 2003) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003, April 21, 2003, July 18, 2003
and October 17, 2003, as such Current Reports related to Ambac Assurance Corporation, are hereby incorporated by reference in this Form 8-K and in the Prospectus Supplement relating to the GS Mortgage Securities Corp. Mortgage Pass-Through Certificates, Series 2003-SEA2.

ITEM 7.     Financial   Statements,   Pro  Forma  Financial   Information  and
            Exhibits.

                  (a)   Not applicable.

                  (b)   Not applicable.

                  (c)   Exhibits:

                        Exhibit No Description

                        23.1    Consent of KPMG LLP, independent
                                auditors of Ambac Assurance
                                Corporation and subsidiaries


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GS Mortgage Securities Corp.

                                          By: /s/ Samuel Ramos
                                              ----------------------------------
                                              Name:  Samuel Ramos
                                              Title: Secretary

Dated: October 29, 2003


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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

23.1          Consent of KPMG LLP, independent auditors of Ambac
              Assurance Corporation and subsidiaries